SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2007

LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)

Delaware	002-90139	94-0905160
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 13, 2007, we issued a press release announcing our fourth quarter and fiscal year 2006 financial results.
     A copy of the press release is attached hereto as exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
     On February 13, 2007, we delivered a presentation to participants in our investor call entitled “Levi Strauss & Co. Fourth Quarter & Fiscal Year 2006”.
     A copy of the presentation is attached hereto as exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press release, dated February 13, 2007, announcing Levi Strauss & Co.’s fourth quarter and fiscal year 2006 financial results.

99.2	Presentation, dated February 13, 2007, entitled “Levi Strauss & Co. Fourth Quarter & Fiscal Year 2006.”

ITEM 9.01 Financial Statements and Exhibits.
     Exhibits.
99.1	Press release, dated February 13, 2007, announcing Levi Strauss & Co.’s fourth quarter and fiscal year 2006 financial results.

99.2	Presentation, dated February 13, 2007, entitled “Levi Strauss & Co. Fourth Quarter & Fiscal Year 2006.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.
DATE: February 13, 2007	By:	/s/ Heidi L. Manes
		Name:	Heidi L. Manes
		Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated February 13, 2007, announcing Levi Strauss & Co.’s fourth quarter and fiscal year 2006 financial results.

99.2	Presentation, dated February 13, 2007, entitled “Levi Strauss & Co. Fourth Quarter & Fiscal Year 2006.”